UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2013

E-WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-165863	26-4018362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 E. Flamingo, #3101, Las Vegas, Nevada 89119 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  650-283-2907

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  This Amendment No. 1 to the Form 8K filed with the Securities & Exchange Commission on November 19, 2013 is to provide additional detail regarding the non-compliance to include the details of the non-compliance, the timing of the notice and the filing and the approval of the filing of the Form 8-K by the Board of Directors of the Company.

Further, the SEC has requested that we provide the date we were notified by the auditors of the non reliance on the financials.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 19, 2013 the Company filed its quarterly report on Form 10Q for the period ended June 30, 2013 with the United States Securities and Exchange Commission.  This filing was consummated without the consent of the Company’s independent public accountants as the accountants had not finished their review of the interim consolidated financial statements included in the quarterly report on Form 10-Q using professional standards and procedures conducted for such reviews, as established by generally accepted auditing standards.  Therefore, the Company’s management and the independent registered public accountants have determined that the previously issued consolidated financial statements included in our quarterly report on Form 10-Q for the period ended June 30, 2013 should not be relied upon.

The changes identified by the auditors for the second quarter, occurred after the initial filing when the company made two changes to the consolidated financial statements based upon the review by the auditors to wit: One investment had been booked at the lower valuation based upon the first half of a transaction and the company had not restated the valuation to the proper face value of an investment in preferred stock upon receipt of the actual certificate.  That change resulted in an approximate $700k increase to the balance sheet.  In addition, based upon documentation review by the auditor, agreements by the Company for lease and operating relationships with business in China had been booked by the company as a VIE and both parties agreed that the consolidated financial statements should be changed to  eliminate the consolidation based upon the auditors determination. This change affected revenues and expenses.

Following this determination, the auditor notified us on November 16, 2013 and requested the Form 8-K indicating non-reliance be filed and that the Company file an amendment to its second quarter 10-Q.  Upon approval of the  Company’s Board of Directors agreed, the CEO was  authorized to immediately  file the Form 8-K on non-reliance followed amendment to the second quarter 10-Q .

Subsequently, the auditor reviewed the amended filing and the Form 8-K.

The Form 8-K was filed immediately upon the determination that the consolidated financial statements should not be relied upon.

All matters involved in this process were discussed with the entire team of auditors, officers and counsel as directed by the Board of Directors.

The Company filed its interim consolidated financial statements included in the quarterly report on Form 10-Q/A Amendment No. 1 for the period ended June 30, 2013, with proper authorization from our independent auditors on November 19, 2013.

The Company has informed Sadler, Gibb & Associates, LLC, the Company's independent registered public accounting firm, of the matters disclosed in this filing, and has included as an exhibit to this Form 8-K filing the acknowledgement of Sadler, Gibb & Associates, LLC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d)   EXHIBITS:

Exhibit No.	Description

16.1	Letter of Sadler, Gibb & Associates, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Waste Systems, Inc.

/s/   Martin Nielson
By:  Martin Nielson
Its:  Chief Executive Officer

Date:   January 20, 2014